# Next Generation Proteins for World Health

## C1 Protein Production Platform

***6th Annual BFC Global Healthcare BD and Investment Conference from January 8, 2023, San Francisco, CA USA***

**Dyadic International, Inc.**
**(Nasdaq:DYAI)**

# Safe Harbor Regarding Forward-looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including those regarding Dyadic's expectations, intentions, strategies and beliefs pertaining to future events or future financial performance. Actual events or results may differ materially from those in the forward-looking statements as a result of various important factors, including those described in Dyadic's most recent filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this presentation, which are based on information available to us on the date hereof. Dyadic assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. For a more complete description of the risks that could cause our actual results to differ from our current expectations, please see the section entitled "Risk Factors" in Dyadic's annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, as such factors may be updated from time to time in Dyadic's periodic filings with the SEC, which are accessible on the SEC's website and at www.dyadic.com

# Dyadic's Mission: Proteins for World Health

## Transforming Biomanufacturing & Closing the Technology Gap Across the Globe

Meeting the growing demand for proteins worldwide for human and animal health with highly productive scalable microbial biomanufacturing platforms.

To improve how we feed, fuel, and heal the world by utilizing modern biotechnology to revolutionize science, medicine, agriculture, nutrition and food.

# Over $100MM and 30 Years of commercial engineering invested in C1





**"C1" (*Thermothelomyces heterothallica*) is an exceptional genetically engineered fungal strain**
**Broad application of C1 has expanded through decades of commercial engineering**

## 1992

C1 strain discovered to produce commercially valuable enzymes

Commercial launch of C1 enzymes produced for industrial textile manufacturing

C1 molecular toolkit optimized for broad development across other industries including human therapeutic applications

Genome sequenced and cell line refined for high purity in industrial manufacturing

## 2005

Enzyme library developed

C1 launched in biofuels industry

**Generally Recognized as Safe (GRAS) designation by FDA**

**Non-Pathogenic**
- Strain is non-toxic and non-infectious
- No toxic byproducts are generated during production

**Not Genotoxic**
- In vivo trials demonstrated:
  - No adverse effects
  - No foreign DNA
  - Safety confirmed

**No Adverse Effects**
- Mice experiments showed:
  - No adverse clinical effects induced by C1 produced vaccines

*For Enzyme Production: Generally Recognized as Safe (GRAS) Status*
- C1-cellulase accepted by FDA on September 29, 2009
- GRAS notification letters are broadly recognized in the food and consumer products industries as the safety standard

## 2016

Launch of human biologics development for vaccines and biosimilars

Proof-of-Concept collaborations with pharma industry accelerate

Global partnerships and R&D projects with top pharma and leading animal health companies

## Today



**Preparations for 1st in human trials: DYAI-100 COVID Vaccine moving into in Phase 1 Clinical Trial in South Africa & India**

**C1 produced COVID-19 mAb shows safety and efficacy in hamsters and nonhuman primate studies**

Strategic partnerships and collaborations:
- Janssen
- NIIMBL
- Rubic
- Epygen
- Syngene
- Phibro

DYADIC

# Dyadic investing in validation of C1 Platform for human clinical trials

## Platform Evaluations

### Regulatory

parexel | SAHPRA | Paul-Ehrlich-Institut

- -DYAI-100 regulatory assessment performed by Parexel with **no significant deficiencies identified**
- -DYAI-100 CMC technical package, pre-clinical animal and toxicology studies evaluated by Paul-Ehrlich-Institute (PEI)
  - **-PEI conclusion data package and studies supported submission of Clinical Trial Application (CTA)**
- -DYAI-100 IMPD and IB completed, CTA submitted with CMC requirements to South African Health Products Regulatory (SAHPRA)
  - -Human Ethics Committee approved protocol, SAHPRA approval to proceed with Phase 1 trial (~ EARLY Q1 2023)

### CMC

eurofins | BTG

- -Completed cGMP manufacturing of toxicology and clinical trial material
- -Developed full regulatory CMC technical package for Drug Product & Drug Substance, Submitted CTA
- -DYAI-100 fill/finish completed, product on long term stability
  - **-CMC technical package completed and approved by SAHPRA to proceed with Phase 1 trial**

### Toxicity/Safety

ENVIGO

- -Vaccines produced from C1 proteins tested for safety in animal trials with cattle, lambs, chicken, rabbits, hamsters and mice
  - **-Demonstrated safety and efficacy in broad range of animal models for infectious diseases (influenza, COVID, RVFV, SBV)**
- -DYAI-100 safety studies in mice, hamster studies and rabbit toxicology study.
  - **-DYAI-100 New Zealand White Rabbit Tox Study observed no adverse events**

# RAPID, STABLE, HIGH YIELD C1 STRAIN DEVELOPMENT

# Genetic toolbox for rapid, stable, high yield C1 strain development

## C1 advanced genetic toolkit for synthetic biology



Gen1
Gen2
Gen3
Gen4
HTP screening
Gen1
Sel.marker
Gen2
Precise gene targeting
Sel.marker
Gene deletion, KO
Genetic toolbox
Gen2
Sel.marker
Gen2
Gen2
Marker recycling
Gen1
Gen1
Promoter replacement
Gene integration
Reporter genes



Change in morphology led to hyper-productivity and low viscosity.



DYADIC

# Expansive library of secretion and folding factors genes for the C1 platform

***Selection of secretion and folding factors genes improves the productivity and stability***



Heterologous Folding factors (human)
Heterologous Secretion factors (human)
Unfolded
Folded
C1 platform
Homologous Folding factors (C1)
Homologous Secretion factors (C1)
Positive effect of the yield/quality of mAb production in C1
Library of folding & secretion factors

- ❑ Potentially enhance secretion and/or folding in C1 expression platform
- ❑ Factor genes of the library were selected based on
  - Bibliography
  - RNA-seq data
  - Proteomic analysis

DYADIC

# Rapid Generation of Highly Productive Stable C1 Cell Lines

## Site Directed Integration:


Target Gene(s)
C1 genome
HS 1
The same rapid method will be used to construct a new cell line with the new gene
Additional Target Gene(s)
HS 2
C1 genome
The Target Gene(s) are Integrated to C1 genome
Additional Target Gene(s) are Integrated to C1 genome

| 1 week | 3 weeks | 1 week | 2 weeks |
|---|---|---|---|

| | | | | |
|---|---|---|---|---|
| Gene synthesis | Plasmid construction | Strain construction and re-isolation for monoclonality | MTP ferm., DSP and analytics & RCB Generation | 1-30 l scale fermentation from RCB, DSP and analytics |

- Sending samples for evaluation, binding assays and pre-clinical studies
- cGMP grade strain and process characterisation, MCB

- The Genes are located in 1 Hot Spot gene locus (HS 1)
- Additional Genes are inserted at another HS locus (HS 2).
- The C1 Site Directed Transformation method leads to quick generation of stable C1 cell lines and purified protein ( ~ 7 weeks)

- Rapid Development Timelines
- High Productivity – large quantities
- Purity
- Stability
- Robust Manufacturing Process
- Flexible Commercial Scales
- Low Cost

**Rapidly develop vaccine, antibody, other therapeutic protein candidates which can be manufactured in microbial single use or stainless-steel bioreactors in larger quantities more affordably.**

# Systematic deletion of active proteases in C1 host to improve stability

Pharma C1 strains


KO proteases and main secreted proteins (15 genes knocked out of C1 cell)
Site directed integration
KO cellulases regulator

**Systematic deletion of proteases genes based on:**

- Isolation and identification of extracellular proteases
- C1 protease library in Pichia pastoris that allows to test more than 50 proteases
- Effect of different protease inhibitors on protease activity
- mRNA sequencing data
- Protease gene annotation


Protease Activity from fermentation cultures
600
500
400
300
200
100
0
< 50x
Δ1
Δ4
Δ4 Δclr
Δ5
Δ6
Δ7
Δ8
Δ9
Δ10
Δ11
Δ12


Protease Activity from 24-well plates
80
70
60
50
40
30
20
10
0
< 15x
Δ4
Δ5
Δ6
Δ7
Δ8
Δ9
Δ10
Δ11
Δ12
Δ13

*Direct fluoresence-based assay with casein substrate

mAbs stability is increased with proteases deletion


Protease activity
HC
HC fragments
LC

# Native C1 glycosylation pattern is more similar to human glycan structures than yeast



Legend
Man
GlcNAc
Gal
Fuc
NeuAc
• not identified structures
M10-M14: N-glycans bearing 10-14 mannose residues
Yeast
CHO
T. heterothallica
Dextran ladder

## C1 Humanized Proteins



| Glycan | Observed RT (min) | Amount (%) |
|---|---|---|
| M3 | 8,35 | 0,35 |
| M3B | 9,49 | 0,45 |
| G0 | 10,49 | 32,54 |
| G1 | 11,92 | 17,21 |
| G1_2 | 12,13 | 29,51 |
| G2 | 13,43 | 19,94 |
| | Sum w/o IS | 100 |
| | Response w/o IS | 101843184 |
| | All human-like | 99,2 |

Relative response=~site occupancy



Opdivo
Nivolumab (C1)

- Native glycosylation pattern from C1 has been glycoengineered to produce glycan structures that resemble human structure corresponding to CHO
- Several rounds of C1 glycoengineering steps:
  - Removal of detrimental activities
  - Over-expression of different activities:

- Nearly all human-like N-glycans; over 99 %, the remaining percentage is Man3-species
- Site-occupancy: relative response close to the values of reference Opdivo

DYADIC

# HIGH YIELD, ROBUST, LOW COST, C1 BIOMANUFACTURING PROCESS

# C1 Fermentation – Up/Downstream Processes and SSB/SUB fab production

**Fed-batch Process**

- Fully defined low-cost medium
- Fed-batch technology with glucose feeding
- Wide range of conditions available pH: 5-8, Temp: 20 - 45°C
- Low viscosity culture due to unique morphology in the fermenter
- ~4-to-7-day process

- 1L to 500,000L fermentation scale, stainless steel or single use stirred tank fermenters
- At the end 30-40% biomass, 60-70 % supernatant (titers refer to the supernatant)
- Protein production requires no inducer
- Protein is (typically) secreted to the media

## Fermentation



48 hrs
24 hrs
120-168 hrs
Seed flask
Inoculum
Seed Tank
Fed-Batch technology
200L - 500m3
FERMENTER
Defined medium
NH4OH for pH control
Glucose feeding
Harvest Tank

GE's Xcellerex™ XDR-50 MO



Conditions A



Conditions B



## Purification



Transfer of the fermentation Culture
Separation of culture supernatant by centrifugation
Concentration and Dialysis using 100KDa
Concentration and Dialysis using 30KDa
Purification on CaptureSelect C-tagXL Affinity Matrix (Column)
Dialysis using 10KDa
Storage in -70°C
Analysis (IPC) DS

**fAb production kinetics in SSB or SUB under 2 different operating conditions**

- 6 batches w-w/o $O_2$ supplementation.
- Conditions B more productive in SSB & SUB.
- Supplementation of $O_2$ slightly improves productivity

DYADIC

# Generic Process Flow Chart for C1 of 12-14 days vs. CHO at 41-54 Days



Generic Process Flow Chart for CHO is 41 – 54 days



1 – 1,5 days
0,75 -2,5 days
5 days
Pre-inoculum: Mycelium activation
Seed train: inoculum expansion in flak
Inoculum expansion - bioreactors
Production bioreactor
Passage 1 plate
Passage 2 flask
N-3 ~1.6L scale
N-2 ~40L scale
N-1 ~1000L scale
N ~12,000L scale

# Efficacy Enhancements Coupled with C1's Efficiencies (Speed, Yield, Cost)

## Next Generation C1 Antigens

**Designing biomolecules for better vaccine efficacy and durability**

- **Ferritin Nanoparticles: Duke and Walter Reed have shown better durability and broader coverage**
- **αMHCII: Targeting system designed to boost neutralizing antibodies**

# Advancing C1's capabilities to express more effective vaccines

## C1 VLP's

- ❑ C1 expressed secreted VLPs from Gumboro at **2.24 g/L** in the extracellular fraction (Infectious bursal disease)
  - VLP size: 3000 kDa / 25 nm diameter




VLPs productivity (g/L)
Extracellular expression
2,24 g/L
Intracellular expression
Time (h)


50 nm

## C1 Trimers


Increase in yield >2x
Antigen 1
75 kDa
50 kDa
37 kDa
Merge

- ❑ Yield is increased by fusion of trimerization domain
- ❑ Animal studies to analyze immuno-response are ongoing

## C1 Ferritin Nanoparticles

- ❑ <u>C1 expressed secreted ferritin nanoparticles</u>
  - All F10-RBD variants shows high molecular weight bands under non-reduced conditions indicating putative oligomerization forms



| Target | Titer (5 days) |
|---|---|
| F10-Wuhan-gRBD | 3.48 g/L |
| F10-Omicron BA2-gRBD | 0.7 g/L |

All F10-RBD variants shows high molecular weight bands under non-reduced conditions indicating putative oligomerization forms



## C1 aMHCII Targeting


Reduced
Non-reduced


IgG
Endpoint titer
Days after vaccination

- ❑ Production of MHCII-targeted HA NA in C1 is highly efficient


H6N2

DYADIC

# C1 expressed ferritin nanoparticles, keeping pace with advancing science



## Coomassie staining gel from culture supernatants:



F10-Wuhan gRBD
F10-BA2 gRBD
Delta-gRBD
50
37
25
20
3 4 5

Fermentation at higher scale shows clearly bands of the target proteins in Coomassie staining gels.

## Western blot from culture supernatants:



F10-Wuhan gRBD
F10-BA2 gRBD
Delta-gRBD
F10-Delta-gRBD
50
37
25
20

Dual detection with polyclonal anti-RBD and anti Ctag antibodies

## Titers after 5 days of production:

| Target | Titer (5 days)* |
|---|---|
| F10-Wuhan-gRBD | 3.48 g/L |
| F10-Omicron BA2-gRBD | 0.7 g/L |
| Delta-gRBD | 2.47 g/L |

## Purified F10-Wuhan-gRBD:

All F10-RBD variants shows high molecular weight bands under non-reduced conditions indicating putative oligomerization forms



reduced
Non-reduced
reduced
Non-reduced

*Bioreactor cultivations (prior to optimization)

# C1 Expressed Ferritin Nanoparticle

F10-Wuhan-gRBD


50 nm

DYADIC CONFIDENTIAL INFORMATION

# C1 gRBD Ferritin Nanoparticle Intramuscular Prime + One or Two boosts (14 days apart) (TLR 7 & TLR 8 Cellular Adjuvant)

## Ferritin Nanoparticles (Cohort 1)



VV-36 (Rabbit, Intramuscular): Comparison of Dyadic Delta-RBD Antigens
Systemic nAb Titers Against Delta Live Virus after Intramuscular Prime + One (Imm-1) or Two (Imm-2) Boosts
Log10(MFRNT50 Titers to Delta Live Virus)
4
3
2
1
Median: 14,330
Median: 4183.5
Median: 2,016
Median: 440.3
Median: 1,555
Median: 112.3
Median: 1,016
Median: 23
Imm-1
Imm-2
Cohort 1: Antigen: F10-Delta-gRBD-Ctag. Adjuvant:
Cohort 2: Antigen: Delta-gRBD-Ctag. Adjuvant:
Cohort 3: Antigen: Delta-RBD-Ctag. Adjuvant:
Cohort 4: Antigen: Delta-RBD-Ctag. Adjuvant: Alhydrogel

# C1 Expressed gRBD Ferritin Nanoparticle Intranasal Data (14 days apart)
# (TLR 7 & TLR 8 Cellular Adjuvant)

## Ferritin Nanoparticles (Cohort 3)

**Prime + Boost**

12/03/22. VV-37 (Rabbit, Intranasal): Comparison of Dyadic Delta-RBD Antigens

Systemic Immune-1 nAb Titers Against Delta Live Virus after intranasal Prime + One Boost



Log10(MFRNT50 Titers to Delta Live Virus)
100,00
1000
100
10
Median: 12.5
Median: 2.5
Median: 5996.6
Median: 485.3
Cohort 1:
Adjuvant:
Cohort 2: Antigen: Delta-RBD-Ctag. Adjuvant: CMC (Control)
Cohort 3:
Adjuvant:
Cohort 4:
Adjuvant:

**Prime + Boost + Booster**

12/17/22. VV-37 (Rabbit, Intranasal): Comparison of Dyadic Delta-RBD Antigens

Systemic Immune-2 nAb Titers Against Delta Live Virus after Intranasal Prime + Two Boosts, Two Weeks Apart



Log10(MFRNT50 Titers to Delta Live Virus)
10,000
1000
100
10
1
Median: 411
Median: nil
Median: 9456
Median: 1376
Cohort 1: Antigen: Delta-RBD-Ctag. Adjuvant:
Cohort 2: Antigen: Delta-RBD-Ctag. Adjuvant: CMC (Carrier Ctrl)
Cohort 3: Antigen: F10-Delta-gRBD-Ctag. Adjuvant:
Cohort 4: Antigen: Delta-gRBD-Ctag. Adjuvant:

DYADIC CONFIDENTIAL INFORMATION

## Enhanced influenza efficacy with C1 produced αMHCII HA (protects against lethal dose)

### Influenza A/California Study

- **Mice were challenged with lethal dose of influenza A/California/4/2009 (H1N1) at wk 16 post vaccination**
  - Monitored for weight
  - Mice reaching a weight loss of 20% were euthanized
  - Survival curve represents mice reaching,or not reaching, this endoint



Weight loss during challenge
% body weight
105
100
95
90
85
80
0
5
10
Days after challenge
PBS
aMHCII-HA (C1)
αMHCII-HA (C1)/AS03
αMHCII-HA (HEK)/AS03
FluBlok
Survival
Probability of Survival
100
50
0
0
5
10
Time

**Reduced antibody responses following vaccination with non-adjuvanted aMHCII-HA (C1) could award some protection against viral challenge, likely in combination with vaccine induced T cell responses**

DYADIC

# C1 αMHCII Neuraminidase: High neutralizing response, yield enabling more potent influenza vaccines

## ELLA Assay


H6N2
IC50
250
200
150
100
50
0
NaCl
0.313μg
0.625μg
1.25μg
2.5μg
5.0μg
Positive control
Negative control

## IgG Titer through day 62


IgG
Endpoint titer
30000
20000
10000
0
15
28
43
62
Days after vaccination
NaCl
0.313μg
0.625μg
1.25μg
2.5μg
5.0μg

- Difference seen at day 15 difference not visible in chart due to formatting.
- Suggested starting dose of 1μg for testing based on these results

| Recombinant Neuraminidase (NA) Antigen | Total Yield | Yield per Day |
|---|---|---|
| Neuraminidase (NA) Products | 800 mg/L | 114.2 mg/L/d |

DYADIC

# C1 expressed αMHCII hemagglutinin: neutralizing responses, yield


H1 coat
H5 coat
H7 coat
15000
10000
5000
0
NaCl
H1
H5
H7
H1/H5/H7 Mix

Mice were vaccinated once intradermally with 1μg of the indicated protein vaccines, mixed 1:1 with AS03 adjuvant. Following vaccination, sera were evaluated in ELISA for IgG antibodies against H1, H5 or H7.

| Recombinant Hemagglutinin (HA) Antigens | Total Yield | Yield per Day |
|---|---|---|
| Influenza A California (H1N1) | 490 mg/L | 160 mg/L |
| Influenza A (H5N1) | 1000 mg/L | 142 mg/L/day |
| Influenza (H7N9) | 850 mg/L | 121 mg/L/day |

# C1 aMHCII-RBD COVID-19 prime elicits high neutralizing antibody titers



Total IgG titer
Titer
150000
100000
50000
2000
1500
1000
500
0
2
3
4
5
Weeks
NaCl
RBD, boost RBD
aMHCII-RBD, boost RBD
aMHCII-RBD, boost aMHCII-RBD

Experiment 1 (32 mice)( ongoing, 11 weeks):

Groups:

- A: NaCl
- B: Prime with RBD, boost with RBD
- C: Prime with aMHCII-RBD, boost with RBD
- D: Prime with aMHCII-RBD, boost with aMHCII-RBD

Aim is to examine the impact of MHCII-targeting for boosting.

Readout: antibodies in sera for 6-8 weeks by ELISA.

EliSpot of cellular responses at termination (in vitro stimulation with peptide pool/Spike).

Mice were vaccinated once intradermally with 1µg of the indicated protein vaccines, mixed 1:1 with AS03 adjuvant and boosted with 6 weeks after the first vaccination. Following vaccination and boost, sera were evaluated in ELISA for IgG antibodies against Delta Spike (homologous to RBD in protein vaccines).

# C1 expressed influenza (HA, NA) and COVID-19 aMHCII antigens

## NEXT STEPS

- Experiment 3 (32 mice):
  - Groups:
    - A: NaCl
    - B: aMHCII-NA
    - C: aMHCII-NA + aMHCII-H1 + aMHCII-RBD
    - D: aMHCII-NA + aMHCII-H1/H5/H7
  - Aim is to confirm that immunogenicity of NA is intact also when mixed with one or several HAs.
  - Readout: ELISA of sera until week about 8, then viral challenge with influenza H3N2 (expect only NA to mediate protection against this)

## Adjuvant Evaluations

- Experiment 4
  - Testing multiple commercially relevant adjuvants

# C1 expressed antigens can be made available for sampling

## COVID-19 Antigens

**SARS-CoV-2 S-RBD**

- Alpha (B.1.1.7)
- Beta (B.1.351)
- Gamma (P.1)
- Delta B.1.617.2
- Omicron B.1.1.529
- Omicron BA.5
- Delta-gRBD
- FC-RBD
- Triple Mutant (Alpha, Beta, Gamma)

**SARS-CoV-2 gRBD Ferritin Nanoparticles**

* Wuhan gRBD Ferritin Nanoparticle *
* Omicron gRBD Ferritin Nanoparticle *

**SARS-CoV-2 aMHCII Antigens**

* aMHCII Delta RBD

**SARS-CoV-2 Full Spike**

* SP2 Wuhan(*)

## Influenza aMHCII Antigens

- aMHCII HA's (H1N1, H5, and H7)
- aMHCII NA

## Miscellaneous Antigens

- Rabies *
- WN (West Nile) *
- WNV-Powassan hybrid antigen *
- RVFV (Rift Valley Fever) *

# Record expression of an antigen for Livestock Viral Disease

- *Record production of an antigen has been successfully expressed from C1 cells*
- *Successful animal study demonstrated high Immunogenicity response*

## Expression in C1

| Antigen | Yield in C1 |
|---|---|
| Antigen X | 10.0 g/L/7d |



250 ng
500 ng
3d 4d 5d 6d 7d
Merge

Western blots: antiserum (red) and anti-C-tag (green). Merge (yellow).

## Increase in Antigen Production



Productivity (g/L)
25
20
15
10
5
0
10.0 g/L
X 2.4 fold
4.2 g/L
X 3.8 fold
1.1 g/L
Stage 1
Stage 2
Stage 3

# In addition to the C1 platform, Dyadic is open to licensing its antigens & Antibodies

## C1 Rapid, Robust, Adaptable, and Scalable Platform

### C1 Platform

Antigens in higher yields and less time for more efficiency
Simple development process with well known and available media and infrastructure
Keeping pace with advancing science of VLP's, nanoparticles, enhanced targeting
**Lower COGS provide enhanced pricing flexibility**

### Regulatory

Rapidly generate stable cell lines to respond to emerging strains
Ability to quickly develop mono or multivalent vaccines and antibodies
Regulatory approval of CTA submission and Phase 1 initiation
**C1 faster production and higher yields can speed development**

### Adaptable and Scalable

Demonstrated ability to express wide variety of antigens and antibodies
Testing in multiple ROA's experience in HA,NA, RBD, VLP and Ferritin Nanoparticles
"Traditional" vaccines to target vaccine hesitant and special populations
**Industrial background enables rapid scale up experience**

Lessons Learned, US Army Supply Chain [1]:

"…we've had to carefully ration mAb supply in Region I throughout Delta, and the production timelines never quite caught up to demand until Omicron rendered our existing supply moot. That is an error that could have been extremely costly in lives, had Alpha or Delta been more virulent."

# APPENDIX I: MONOCLONAL ANTIBODIES

1. Email received February 14, 2022 from US Army Supply Chain

# Human and Animal Therapeutic Proteins (mAbs)

## Proof of Concept, Nivolumab

**High improvements in yield production of mAbs (Nivolumab) have been obtained using novel genetic elements, transformation technology and approaches:**

### Standard transformation in Dyadic microbial platforms:

- Site directed integration into specific hot spots in the genome
- One/two copies integration per transformation round
- One hot spot per transformation round

### Random transformation in Dyadic microbial platforms:

- Expression cassettes are not site directed integration
- Random integration along the Host cell genome
- Several copies can be integrated

### Novel genetic elements, transformation technology



Nivolumab Production (g/L)
Nivolumab production (g/L)
25
20
15
10
5
0
2.5 g/L
X5 fold
11.7 g/L
X2 fold
22.5 g/L

DYADIC

# Expression & fermentation optimization of RM8671 and Imdevimab in C1



RM8671 productivity
yield (g/L)
0
1
2
3
4
5
6
7
8
9
10
std
Std+ferm opt
2nd Gen
2nd Gen+ferm opt*



Imdevimab productivity
yield (g/L)
0
2
4
6
8
10
12
14
std
Std+ferm opt
2nd Gen
2nd Gen+ferm opt*

*Expected improvement considering previous fermentation optimization

# CHO-like neutralization and binding, but faster, larger quantities more affordably

## ANDES VIRUS


VSV-ANDV Neutralization
% neutralization
150
100
50
0
-50
-2
0
2
4
mAb concentration ($log_{10}$ ng/mL)
rANDV-44 (ExpiCHO produced)
rANDV-44 (C1 produced)
DENV 2D22

| | production method | $IC_{50}$ (ng/mL) |
|---|---|---|
| rANDV-44 | ExpiCHO | 4.1 |
| rANDV-44 | C1 | 5.4 |
| DENV 2D22 | ExpiCHO | > 1 µg/mL |

## ZIKA


% virus neutralization
100
75
50
25
0
1
2
3
4
mAb concentration, log10 ng/mL
MTA 293 14.10.2021 SH (fungal)
MTA 517 15.10.2021 SH (fungal)
ZIKV-117 LALA-YTE (CHO)
EBOV-515

## SARS-COV2


% Neutralization of SARS-CoV2_rVSV
125
100
75
50
25
0
-25
1
2
3
4
mAb conc $log_{10}$ ( ng/mL)
IC50 ng/ml
414-6 207
416-6 306
415-6 175
417-5 278
CHO-2381 311
r2D22

## RIFT VALLEY


RVFV-268 C1 vs expi293F production
% Infection relative to no mAb control
100
50
0
-4
-2
0
2
Ab concentration ($log_{10}$µg/mL)
CCHF-212
C1 RVFV-268
expi293F RVFV-268

DYADIC

## Broad neutralization of SARS-CoV-2 variants of concern 87G7 / C1 expressed mAb

**C1 Expressed SARS-COV2 mAb**


87G7
Live virus
Neutralization (%)
100
50
0
D614G
Alpha
Beta
Gamma
Delta
Omicron
$10^{-4}$ $10^{-3}$ $10^{-2}$ $10^{-1}$ $10^{0}$ $10^{1}$
MAb concentration (µg/ml)

**Regeneron SARS-COV2 mAb**


REGN10933
Live virus
Neutralization (%)
100
50
0
$10^{-4}$ $10^{-3}$ $10^{-2}$ $10^{-1}$ $10^{0}$ $10^{1}$
MAb concentration (µg/ml)

- C1 SARS-CoV-2 87G7 mAb neutralizes all variants up to and including Omicron 1 & 2
- Expected Q1, 2023 readout from non-human primate study
- Next Gen COVID-19 mAb / combined with 87G7 mAb as base for broad neutralizing cocktail

DYADIC

# 87G7 mAb was produced from native (non-glycoengineered) C1-cells

Effector function (ADCC)



% Activated NK cells
Antibody (mg/mL)
Monoclonal C1
Monoclonal human
Dilution fold
Nanogam
Pre-pandemic healthy control Serum

SARS-CoV-2 Full spike binding (ELISA)



OD 450-620
Antibody (mg/mL)
Dilution fold

**Strong binding and high effector function (ADCC) from C1 expressed mAb**

**The C1-produced mAb (with standard C1 glycans) shows higher activated NK cells than the CHO-cell-produced mAb and is likely due to the unique C1 glycan structures.**

DYADIC

# C1 87G7 mAb - Same safety & efficacy profiles as CHO mAb in animal studies

## 87G7 mAb was produced from native (non glycoengineered) C1-cells

### 87G7 mAb NHP Study



- Challenge with $10^4$ TCID50 SARS-CoV-2 Delta VOC
- RT-qPCR carried out on throat and nasal swab samples.
  - *No SARS-CoV-2 RNA detected in animals pre-treated with 87g7.*
  - *Animals treated with the control antibody (Palivizumab) had RNA in the swab samples.*
- VI from lung, nasal tubinates and other tissues confirmed RT-qPCR data for each sample.
- Histopathological changes corresponded with RT-qPCR and VI data
- **NB: No signs of antibody mediated enhancement**

### 87G7mAb Hamster Study




Body weight
% body weight
105
100
95
90
85
Day 0
Day 1
Day 2
Day 3
Day 4

# APPENDIX II: NON-ANIMAL PROTEINS

# • Alternative protein segment aligns with Dyadic's core strengths

- Alternative protein markets need to address the high costs of recombinant proteins, enzymes and growth factors.
  - Using pharma-grade products at HIGH price points
  - Current production systems unable to support commercialization
  - Exploring alterative protein production and

**Reducing costs of recombinant proteins requires a highly productive, low-cost expression system with commercial scale flexibility**

**Recombinant Proteins**

| Recombinant Proteins |
|---|
| Recombinant Serum Albumin* |
| Transferrin |
| Insulin* |
| FGF2-STAB* |
| **Scaffolding** |
| Gelatin |
| Collagen |

**Gelatin, Collagens**

## Media Cost and Use Analysis*

Table 1. Cost of components within Essential 8 medium and their relative cost contribution to a hypothetical 20,000 liter batch.

| Components | Final Concentration (mg/L)* | Amount per 20,000 L (g) | Cost per g† | Source Supplier | Cost per 20,000 L |
|---|---|---|---|---|---|
| DMEM/F12 (basal medium) | [n/a (1X)] | [20,000 L] | [$156 for 50L] | Thermo Fisher | $62,400.00 |
| AA2P (ascorbic acid 2-phosphate) | 64 | 1280 | $7.84 | Cayman Chemicals | $10,035.20 |
| $NaHCO_3$ | 543 | 10860 | <$0.01 | Alibaba, averaged across multiple suppliers | $2.39 |
| Sodium selenite | 0.014 | 0.28 | $0.10 | Alibaba, averaged across multiple suppliers | $0.03 |
| Insulin | 19.4 | 388 | $340.00 | Sigma | $131,920.00 |
| Transferrin‡ | 10.7 | 214 | $400.00 | Sigma | $85,600.00 |
| FGF-2 | 0.1 | 2 | $2,005,000.00 | R&D Systems | $4,010,000.00 |
| TGF-β§ | 0.002 | 0.04 | $80,900,000.00 | R&D Systems | $3,236,000.00 |
| **Total cost per 20,000 L** | | | | | **$7,535,958** |
| **Cost per liter** | | | | | **$376.80** |

*2020 GFI analysis of culture medium costs and production volumes for cultivated meat

*Existing project, license, or strain

## • Alternative Proteins Expands Dyadic Revenue Producing Segments

**Research Grade** → **cGMP Grade**



Proteins and Enzymes uses:

- Research and Diagnostic materials
- Product and Clinical development materials



DYADIC®

# THANK YOU!

**Dyadic International, Inc.**
**(Nasdaq:DYAI)**

**IR@DYADIC.COM**